UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2014

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John C. Ryan Employment Agreement

On April 14, 2014 and in anticipation of the hiring of John Ryan as Senior Vice President, General Counsel and Secretary of Unilife Corporation (the “Company”), the Company entered into a basic offer letter with Mr. Ryan (the “Offer Letter”). The Offer Letter set forth Mr. Ryan’s title, duties, annual base salary of $335,000 and annual target cash bonus opportunity of 40% of base salary. The Offer Letter is described in the Company’s Current Report on Form 8-K filed on May 14, 2014 following Mr. Ryan’s appointment as an executive officer of the Company and the Offer Letter is filed as an exhibit to the Company’s 10-K filed on September 15, 2014.

On September 15, 2014, the Company and Mr. Ryan entered into an Employment Agreement (the “Ryan Agreement”) that replaces the Offer Letter. The term of the Ryan Agreement extends until December 31, 2018 and is subject to annual renewals thereafter. The Ryan Agreement confirms (but does not alter) Mr. Ryan’s title, duties, annual base salary and annual bonus opportunity. In addition, the Ryan Agreement provides that a Company owned automobile will be made available for Mr. Ryan’s use during his employment.

The Ryan Agreement further provides that, if Mr. Ryan’s employment is terminated by the Company without “cause” (including a termination of employment due to Unilife’s election not to renew the term of the Ryan Agreement), he will be entitled to: (i) continuation of base salary and group health benefits for a period of 12 months, (ii) payment of an amount, payable in equal installments over a 12 month period, equal to the greater of the annual bonus paid to him for the preceding year or his target bonus for the year of termination, and (iii) accelerated vesting of all outstanding equity awards. If Mr. Ryan’s employment is terminated by the Company without cause (including a termination of employment due to Unilife’s election not to renew the term of the Ryan Agreement) upon or within 12 months following a “change in control” (as defined in the Ryan Agreement), in lieu of the severance benefits described above, Mr. Ryan will be entitled to: (i) continuation of base salary and group health benefits for 18 months and (ii) payment of a lump-sum amount equal to the greater of the annual bonus paid to him for the preceding year or his target bonus for the year of termination. In addition, upon the occurrence of a change in control, all outstanding equity awards held by Mr. Ryan will then become fully vested. All severance benefits payable under the Ryan Agreement will be conditioned on Mr. Ryan’s execution of a release of claims against the Company. The Ryan Agreement also contains customary indemnification provisions and restrictive covenants.

The description of the Ryan Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Ryan Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Amendments to Alan D. Shortall Employment Agreement

On September 15, 2014, the Company’s Chief Executive Officer, Alan D. Shortall, entered into an Amendment to his Employment Agreement with the Company (the “Shortall Amendment”). Pursuant to the Shortall Amendment, the term of Mr. Shortall’s Employment Agreement was extended until December 31, 2019.

On September 17, 2014, Alan D. Shortall entered into another Amendment to his Employment Agreement with the Company (the “Second Shortall Amendment”). Pursuant to the terms of the Second Shortall Amendment, Mr. Shortall’s right to a gross-up for excise taxes arising under Section 4999 of the Internal Revenue Code (i.e., “golden parachute excise taxes”) was altogether eliminated and was replaced with a 280G modified cutback (which provides that if Mr. Shortall’s compensation implicates the golden parachute excise tax, he will receive the greater of the following, determined on a net after-tax basis: (A) all the payments he is otherwise due, or (B) such lesser amount of payments he could receive without becoming subject to the golden parachute excise taxes). In addition, the Second Shortall Amendment increased Mr. Shortall’s annual target cash bonus opportunity from 50% to 100% of his annual base salary, which pursuant to current Company practice is subject to the attainment of annual performance goals, and provided for the reimbursement to Mr. Shortall of reasonable expenses in the event that the Company requires him to relocate.

The descriptions of the Shortall Amendment and the Second Shortall Amendment contained herein do not purport to be complete and are each qualified in their respective entirety by reference to the complete text of the Shortall Amendment and the Second Shortall Amendment, a copy of each of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and Exhibit 10.3, respectively, and are each incorporated herein by reference.

Amendments to Ramin Mojdeh, Ph.D. Employment Agreement

On September 15, 2014, the Company’s President and Chief Operating Officer, Ramin Mojdeh, Ph.D., entered into an Amendment to his Employment Agreement with the Company (the “Mojdeh Amendment”). Pursuant to the Mojdeh Amendment, the term of Dr. Mojdeh’s Employment Agreement was extended until December 31, 2019.

On September 17, 2014, Ramin Mojdeh entered into another Amendment to his Employment Agreement with the Company (the “Second Mojdeh Amendment”). The Second Mojdeh Amendment increased Dr. Mojdeh’s base salary from $363,000 to $420,000 per year and increased his annual target cash bonus opportunity from 50% to 80% of his annual base salary, which pursuant to current Company practice is subject to the attainment of annual performance goals.

The descriptions of the Mojdeh Amendment and the Second Mojdeh Amendment contained herein do not purport to be complete and are each qualified in their respective entirety by reference to the complete text of the Mojdeh Amendment and the Second Mojdeh Amendment, a copy of each of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and Exhibit 10.5, respectively, and are each incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index annexed hereto is incorporated by reference herein:

10.1	Employment Agreement, dated September 15, 2014, by and between Unilife Corporation and John C. Ryan.

10.2	Amendment to Employment Agreement, dated September 15, 2014, by and between Unilife Corporation and Alan D. Shortall.

10.3	Amendment to Employment Agreement, dated September 17, 2014, by and between Unilife Corporation and Alan D. Shortall.

10.4	Amendment to Employment Agreement, dated September 15, 2014, by and between Unilife Corporation and Ramin Mojdeh, Ph.D.

10.5	Amendment to Employment Agreement, dated September 17, 2014, by and between Unilife Corporation and Ramin Mojdeh, Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: September 19, 2014	By:	/s/ Alan Shortall
Alan Shortall
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated September 15, 2014, by and between Unilife Corporation and John C. Ryan.

10.2	Amendment to Employment Agreement, dated September 15, 2014, by and between Unilife Corporation and Alan D. Shortall.

10.3	Amendment to Employment Agreement, dated September 17, 2014, by and between Unilife Corporation and Alan D. Shortall.

10.4	Amendment to Employment Agreement, dated September 15, 2014, by and between Unilife Corporation and Ramin Mojdeh, Ph.D.

10.5	Amendment to Employment Agreement, dated September 17, 2014, by and between Unilife Corporation and Ramin Mojdeh, Ph.D.